UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2020

TRAQIQ, INC.

(Exact Name of Registrant as Specified in Charter)

California	333-172658	30-0580318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14205 SE 36th Street, Suite 100, Bellevue, WA	98006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 818-0560

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TRIQ	OTCQB

Item 4.01	Change in Registrant’s Certifying Accountant

On February 1, 2020, the board of directors of TraqIQ, Inc. (the “Company”) approved the selection of AJSH & Co LLP (“AJSH”) as its independent registered public accounting firm replacing MAC Accounting Group, LLP (“MAC”).

(a) Dismissal of Independent Registered Public Accounting Firm

On February 1, 2020, the Company’s board of directors approved the dismissal of MAC as the Company’s independent registered public accounting firm and the Company accordingly notified MAC of such action effective as of that date.

The report of MAC on the Company’s consolidated balance sheet as of December 31, 2018, and the related consolidated statements of operations, changes in stockholders’ deficit, and cash flows for the year ended December 31, 2018, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, other than the statements related to the Company’s ability to continue as a going concern.

In addition, during the fiscal year ended December 31, 2018, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and MAC with respect to any matter relating to accounting principles, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of MAC, would have caused MAC to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements with respect to such periods.

MAC’s letter to the U.S. Securities and Exchange Commission stating its agreement with the statements in these paragraphs is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On February 1, 2020, the Company engaged AJSH as its new independent registered public accounting firm. During the fiscal year ended December 31, 2018 and through February 1, 2020, the date the Company engaged AJSH, the Company did not consult with AJSH regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from MAC Accounting Group, LLP, dated February 5, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2020	TRAQIQ, INC.

	By:	/s/ Ajay Sikka
	Name:	Ajay Sikka
	Title:	Chairman of the Board of Directors and Chief Executive Officer

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Index to Exhibits

Exhibit No.	Description

16.1	Letter from MAC Accounting Group, LLP, dated February 5, 2020

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